March 8, 2019

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	Prudential Discovery Select Group Variable Contract Account (File No. 811-08091) Discovery Select Group Retirement Annuity (File No. 333-23271)
Dear Commissioners:
On behalf of The Prudential Insurance Company of America and the Prudential Discovery Select Group Variable Contract Account (the “Account”), please accept this information concerning the filing of the annual reports made with the Commission by the underlying mutual funds and portfolios within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), each investment company listed below filed a report on Form N-CSR with the Securities and Exchange Commission on the dates indicated below. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted those fund reports to its shareholders of record. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following annual reports with respect to the funds and portfolios specified below:

1.
Filer/Entity:        AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Registration No.:    811-07452
CIK No.:        0000896435
Accession No.:        0001193125-19-053224
Date of Filing:        2019-02-27

Share Class:         Series I

Invesco V.I. Core Equity Fund

2.	Filer/Entity: AB Variable Products Series Fund, Inc. Registration No.: 811-05398 CIK No.: 0000825316 Accession No.: 0001193125-19-046450 Date of Filing: 2019-02-21 Share Class: Class A

AB VPS Small Cap Growth Portfolio

3.
Filer/Entity:        Janus Aspen Series
Registration No.:    811-07736
CIK No.:        0000906185
Accession No.:        0000906185-19-000002
Date of Filing:        2019-03-01

Share Class:     Institutional

Janus Henderson Research Portfolio
Janus Henderson Overseas Portfolio

4.
Filer/Entity:        MFS® Variable Insurance Trust
Registration No.:    811-08326
CIK No.:        0000918571
Accession No.:        0001193125-19-050878
Date of Filing:        2019-02-26

Share Class:     Initial

MFS® Growth Series
MFS® Research Series

5.
Filer/Entity:        Prudential Series Fund
Registration No.:    811-03623
CIK No.:        0000711175
Accession No.:        0001193125-19-048256
Date of Filing:        2019-02-22

Share Class:     Class I

Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
Government Money Market Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio

Value Portfolio

6.
Filer/Entity:        T. Rowe Price Equity Series, Inc.
Registration No.:    811-07143
CIK No.:        0000918294
Accession No.:        0001206774-19-000383
Date of Filing:        2019-02-12

Share Class:      N/A

T. Rowe Price Equity Income Portfolio

7.
Filer/Entity:        T. Rowe Price International Series, Inc.
Registration No.:    811-07145
CIK No.:        0000918292
Accession No.:        0001206774-19-000386
Date of Filing:        2019-02-12

Share Class:      N/A

T. Rowe Price International Stock Portfolio

If you have any questions regarding this filing, please contact me at (732) 482-2280.
Sincerely,

/s/ Kathleen P. DeCelie
Kathleen P. DeCelie
Vice President and Corporate Counsel